UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2025

TOTALIGENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41803	80-0142655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 FAU Boulevard, Suite 400 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 360-3565

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12b of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 21, 2025, Totaligent, Inc. (the “Company”) entered into a Limitation of Conversion Agreement (the “Agreement”) with Karolus Maximus Kapital, Inc. (the “Investor”). The Agreement relates to approximately twenty (20) convertible promissory notes (the “Convertible Notes”) previously issued by the Company to the Investor, a majority of which are past their stated maturity dates and remain outstanding.

Pursuant to the Agreement, the Investor is prohibited from converting any portion of the Convertible Notes into shares of the Company’s common stock if such conversion would result in the Investor (together with its affiliates) beneficially owning more than 4.99% of the Company’s then outstanding common stock, as calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder. This limitation may not be waived or modified except by written agreement of both parties and only if such waiver is effective at least 61 days after written notice is provided by the Investor to the Company.

The Agreement does not otherwise amend or modify the terms of the Convertible Notes. The purpose of the Agreement is to limit the Investor’s potential equity ownership to avoid triggering certain regulatory and disclosure thresholds and to protect the Company’s shareholder structure.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Limitation of Conversion Agreement, dated April 21, 2025, by and between Totaligent, Inc. and Karolus Maximus Kapital, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOTALIGENT, INC.

Date: April 21, 2025	By:	/s/ EDWARD C DEFEUDIS

3